SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report

March 19, 2003

(Date of earliest event reported)

SHURGARD STORAGE CENTERS, INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	001-11455 (Commission File No.)	91-1603837 (IRS Employer Identification No.)

1155 Valley Street
Suite 400
Seattle, Washington 98109-4426

(Address of principal executive offices, including zip code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Exhibit Index on Page 4

          Item 5. Other Events

Shurgard Storage Centers, Inc. (the “Company”) is filing the exhibit identified below with this Current Report on Form 8-K to replace the corresponding exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2002.

          Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

Exhibit No.	Description
12.1	Statement re: Computation of Earnings to Fixed Charges

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHURGARD STORAGE CENTERS, INC.

Dated: March 19, 2002	/s/ Harrell Beck By: Harrell Beck,

Its: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
12.1	Statement re: Computation of Earnings to Fixed Charges